Exhibit 99a2


                                 FORTUNE BRANDS
                             RETIREMENT SAVINGS PLAN

                                  Amendments*
                                  -----------

Section 1.1(mm)              AMENDMENT:

                                  Change first sentence as follows:

                                  "Highly Compensated Employee" means for a Plan
                             Year beginning after December 31, 1996 any employee
                                  ---------------------------------
                             who:

                                  (1) was at any time during the Plan Year or
                             preceding Plan Year a 5% owner (within the meaning of Code Section 416(i)(1)) of any Related Employer; or

                                  (2) received compensation from any Related
                             Employer in excess of $80,000.

Section 1.1(rr)              AMENDMENT:

                                  Change first sentence as follows:

                                  "Leased Employee" means, for Plan Years
                                                           --------------
                             beginning after December 31, 1996, any person who
                             ----------------------------------
                             is not a Participant and who provides services to a Participating Employer pursuant to an agreement between the Participating Employer and any other person (leasing organization) and has performed such services on a substantially full-time basis for at least a year primarily under the direction or control of the Participating Employer.


-----------------------------
* In the text of each AMENDMENT, new matter is underscored and deleted matter is bracketed.

Section 4.05(c)              AMENDMENT:

                                            Change as follows:

                                  (c) Return of Excess Contributions. Fortune or
                             its designee will determine after the end of the Plan Year whether the Actual Deferral Percentage results satisfy either of the tests contained in
                             Section 4.05(a). If neither test is satisfied, [the excess amount for each Highly Compensated Employee will be distributed to the Participant (together with any income allocable thereto) within 12 months following the Plan Year for which the excess Tax Deferred Contributions and, if applicable, Cash Option Contributions were made.] effective for Plan
                                                              ------------------
                             Years beginning after December 31, 1996, the excess
                             ---------------------------------------------------
                             contributions for the Highly Compensated
                             ----------------------------------------
                             Employee(s) will be determined by the ratio
                             -------------------------------------------
                             leveling method by first hypothetically reducing
                             ------------------------------------------------
                             the Actual Deferral Percentage of the Highly
                             --------------------------------------------
                             Compensated Employee(s) with the highest Actual
                             -----------------------------------------------
                             Deferral Percentage to the Actual Deferral
                             ------------------------------------------
                             Percentage of the Highly Compensated Employee(s)
                             ------------------------------------------------
                             with the next highest Actual Deferral Percentage.
                             -------------------------------------------------
                             If neither of the tests contained in Section
                             --------------------------------------------
                             4.05(a) is then met, the Actual Deferral Percentage
                             ---------------------------------------------------
                             of the Highly Compensated Employee(s) with such
                             -----------------------------------------------
                             next highest Actual Deferral Percentage shall be
                             ------------------------------------------------
                             further hypothetically reduced to the Actual
                             --------------------------------------------
                             Deferral Percentage of the Highly Compensated
                             ---------------------------------------------
                             Employee(s) with the next highest Actual Deferral
                             -------------------------------------------------
                             Percentage. If neither of the tests contained in
                             ------------------------------------------------
                             Section 4.05(a) is then met, the ratio leveling
                             -----------------------------------------------
                             method shall continue to be applied by
                             --------------------------------------
                             hypothetically reducing the Actual Deferral
                             -------------------------------------------
                             Percentage of the Highly Compensated Employees with
                             ---------------------------------------------------
                             the next highest Actual Deferral Percentage until
                             -------------------------------------------------
                             one of the tests is met. The amount of excess
                             ---------------------------------------------
                             contributions is equal to the sum of the
                             ----------------------------------------
                             hypothetical reductions multiplied, in
                             --------------------------------------
                             each case, by the Highly Compensated Employee's
                             -----------------------------------------------
                             Compensation. These excess contributions so
                             -------------                            --
                             determined and any income allocable thereto will be
                             ----------
                             distributed [allocated] to the Highly Compensated
                             -----------
                             Employees with the largest dollar amounts of Tax
                                                        ------
                             Deferred Contributions and, if applicable, Cash Option Contributions taken into account in calculating the tests contained in Section 4.05(a) for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest dollar amount of such Tax Deferred
                                         ------
                             Contributions and, if applicable, Cash Option Contributions and continuing in descending order until all excess contributions (and income) have been distributed [allocated]. For purposes of the
                                  -----------
                             preceding sentence, the "largest dollar amount"
                                                              ------
                             will be determined after distribution of any excess contributions (and income). These excess
                                                         ------------
                             contributions (together with any income allocable
                             -------------------------------------------------
                             thereto) will be distributed within 12 months
                             ---------------------------------------------
                             following the Plan Year for which the excess Tax
                             ------------------------------------------------
                             Deferred Contributions and, if applicable, Cash
                             -----------------------------------------------
                             Option Contributions were made.
                             -------------------------------

Section 4.06(c)              AMENDMENT:

                                  Change as follows:

                                  (c) Return of Excess Aggregate Contributions.
                                                       ---------
                             Fortune or its designee will determine after the end of the Plan Year whether the Actual Contribution Percentage results satisfy either of the tests contained in Section 4.06(a). [If neither test is satisfied, the excess amount ("Excess Aggregate Contributions") for each Highly Compensated employee will be distributed to him (together with any income allocable thereto) within 12 months following the Plan Year for which the Excess Aggregate Contributions were made.] Effective for Plan Years beginning after December
                             -------------------------------------------------
                             31,
                             ---

                             1996, if neither test is satisfied, the excess
                             ----------------------------------------------
                             amount ("Excess Aggregate Contributions") for the
                             -------------------------------------------------
                             Highly Compensated Employees will be determined by
                             --------------------------------------------------
                             the ratio leveling method by first hypothetically
                             -------------------------------------------------
                             reducing the Actual Contribution Percentage of the
                             --------------------------------------------------
                             Highly Compensated Employee(s) with the highest
                             -----------------------------------------------
                             Actual Contribution Percentage to the Actual
                             --------------------------------------------
                             Contribution Percentage of the Highly Compensated
                             -------------------------------------------------
                             Employee(s) with the next highest Actual
                             ----------------------------------------
                             Contribution Percentage. If neither of the tests
                             ------------------------------------------------
                             set forth in Section 4.06(a) is then met, the
                             ---------------------------------------------
                             Actual Contribution Percentage of the Highly
                             --------------------------------------------
                             Compensated Employee(s) with such next highest
                             ----------------------------------------------
                             Actual Contribution Percentage shall be further
                             -----------------------------------------------
                             hypothetically reduced to the Actual Contribution
                             -------------------------------------------------
                             Percentage of the Highly Compensated Employee(s)
                             ------------------------------------------------
                             with the next highest Actual Contribution
                             -----------------------------------------
                             Percentage. If neither of the tests contained in
                             ------------------------------------------------
                             Section 4.06(a) is then met, the ratio leveling
                             -----------------------------------------------
                             method shall continue to be applied by
                             --------------------------------------
                             hypothetically reducing the Actual Contribution
                             -----------------------------------------------
                             Percentage of the Highly Compensated Employees with
                             ---------------------------------------------------
                             the next highest Actual Contribution Percentage
                             -----------------------------------------------
                             until one of the tests is met. These Excess
                             ------------------------------
                             Aggregate Contributions so determined and any
                                                     -------------
                             income allocable thereto will be distributed
                                                              -----------
                             [allocated] to the Highly Compensated Employees with the largest dollar amounts of Matching
                                              ------
                             Contributions and After-Tax Contributions taken into account in calculating the tests contained in
                             Section 4.06(a) hereof for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest dollar amount
                                                                   ------
                             of such Matching Contributions and After-Tax
                             Contributions and continuing in descending order until all the Excess Aggregate Contributions (and income) have been distributed [allocated]. For
                                               -----------
                             purposes of the preceding sentence, the "largest
                             dollar amount" will be determined
                             ------
                             after distribution of any Excess Aggregate
                             Contributions (and income). The amount of Excess
                                                         --------------------
                             Aggregate Contributions is equal to the sum of the
                             --------------------------------------------------
                             hypothetical reductions multiplied, in each case,
                             -------------------------------------------------
                             by the Highly Compensated Employee's Compensation.
                             --------------------------------------------------
                             These Excess Aggregate Contributions (together with
                             ---------------------------------------------------
                             any income allocable thereto) will be distributed
                             -------------------------------------------------
                             within 12 months following the Plan Year for which
                             --------------------------------------------------
                             the excess Matching Contributions and After-Tax
                             -----------------------------------------------
                             Contributions were made.
                             ------------------------

Section 6.04(b)              AMENDMENT:

                                  Add the following as the last sentence:

                                  Notwithstanding the foregoing, excess
                                  -------------------------------------
                             contributions referred to in Section 4.05(c) and
                             ------------------------------------------------
                             excess aggregate contributions referred to in
                             ---------------------------------------------
                             Section 4.06(c) cannot be held unallocated in the
                             -------------------------------------------------
                             suspense account.
                             -----------------

Section 6.06                 AMENDMENT:

                                        Change as follows:

                                  6.06. Definition of Compensation for Purposes
                             of Sections 4.05(f), 4.06(e), 6.04 and 6.05. Solely
                                         -----------------
                             for the purpose of applying the limitations of Sections 4.05(f), 4.06(e), 6.04 and 6.05, the term
                                      -----------------
                             "Compensation" will mean a Participant's W-2 income for the limitation year. Compensation for a limitation year beginning after December 31, 1997
                                             ---------------------------------
                             will include compensation actually paid or
                             includible in gross income during such limitation year as well as [any elective deferral (as defined in Code Section 402(g)(3)] any amount which is contributed or deferred by a Participating Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Sections 125
                                                      -

                             (including "deemed 125 compensation" as defined in Revenue Ruling 2002-27), 402(e)(3), 402(h) or
                             403(b) or, effective for limitation years beginning after December 31, 2000, Code Section 132(f).


Section 8.01(d)              AMENDMENT:

                                  Change first sentence as follows:

                                  Notwithstanding the foregoing, if the vested
                             value of the Account Balances of a Participant, former Participant or Beneficiary with respect to
                                                               ---------------
                             Plan Years commencing after August 5, 1997 does not
                             ------------------------------------------
                             exceed $5,000, payment will be made as soon as practicable in a single payment in cash.

Section 8.03(d)              AMENDMENT:

                                  Add a new fourth sentence thereof as follows:

                                  The spouse must also consent to any non-spouse
                                  ----------------------------------------------
                             beneficiary designated in the waiver, including any
                             ---------------------------------------------------
                             class of beneficiaries or contingent beneficiaries,
                             ---------------------------------------------------
                             which may not be changed without spousal consent
                             ------------------------------------------------
                             (unless the spouse expressly permits designations
                             -------------------------------------------------
                             by the Participant without further spousal
                             ------------------------------------------
                             consent).
                             ---------

Section 8.09(b)(4)           AMENDMENT:

                                  Change as follows:

                                  (4) effective for distributions after December
                                      ------------------------------------------
                             31, 1999, any hardship distribution described in
                             ---------
                             Code Section 401(k)(2)(B)(i)(IV), which will include "hardship withdrawals" described in Section 9.01.

Section 15.01(c)             AMENDMENT:

                                  Change as follows:

                                  (c) Required Aggregation Group. A required
                             aggregation group consists of:

                                  (1) each qualified plan of a Related Employer
                             in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated); and

                                  (2) any other qualified plan of a Related
                             Employer (regardless of whether the plan has
                                      -----------------------------------
                             terminated) which enables a plan described in
                             -----------
                             subparagraph (1) to meet the requirements of Code
                             Section 401(a)(4) or 410.

Section 15.01(d)             AMENDMENT:

                                  Change as follows:

                                  (d) Permissive Aggregation Group. A permissive
                             aggregation group consists of:

                                  (1) the required aggregation group; and

                                  (2) any other plans of the Related Employers
                             (regardless of whether the plan has terminated)
                             -----------------------------------------------
                             which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 402(a)(4) and 410.


                             FORTUNE BRANDS, INC.

Date: March 5, 2003          By:    /s/ F.J. Cortese
                                ---------------------------